                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 31, 1999, except for the matters discussed in Note 17, as to which the date is April 7, 1999, relating to the financial statements and financial statement schedule, which appear in Networks Associates, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
San Jose, California
October 4, 1999















                                      12